Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi SK hynix 2x Daily ETF
Cboe BZX Exchange, Inc — SK
Summary Prospectus
June 1, 2026
as supplemented June 30, 2026
as supplemented July 8, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated June 1, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi SK hynix 2x Daily ETF
SK

Investment Objective
The
Corgi SK hynix 2x Daily ETF
(the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the publicly-traded common stock of SK hynix Inc. (KRX: 000660) ("SK hynix" or the "Underlying Security").
The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day. The Fund, the Trust, and the Adviser are not affiliated with SK hynix Inc., the Underlying
Security
, or any of their respective affiliates.
Important information about the Fund.
On a day when the Underlying Security rises, the Fund is designed to gain roughly twice as much as the Underlying Security. On a day when the Underlying Security falls, the Fund is designed to lose roughly twice as much as the Underlying Security. Because the Fund resets its exposure each trading day, performance over periods longer than one day will reflect the effects of compounding and may differ, sometimes significantly, from 2x the Underlying Security return for the same period. The degree of difference will depend on factors that include:
-the magnitude of day-to-day Underlying Security moves,

-the volatility and path of Underlying Security returns, and

-how long shares are held.
In general, higher volatility and frequent directional reversals in the Underlying Security tend to reduce the Fund's return relative to 2x of the Underlying Security over time, while strong, steadier trends may result in returns that are closer to, or occasionally greater than, 2x for the same period. The Fund expects to use derivatives, such as swaps and futures, and other instruments to obtain its leveraged exposure. The Fund may be suitable only for investors who understand the consequences of daily leverage and who intend to actively monitor and manage their investment. The Fund (i) presents different risks from other funds; (ii) the Fund has greater risks than funds that do not use leverage; and (iii) the Fund may only be suitable for knowledgeable investors who understand how the Fund operates.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$51	$160
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund that, under ordinary market conditions, seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of SK hynix Inc. ("SK hynix"). The Fund seeks to achieve its objective on a single trading day basis only; returns for periods longer than one trading day will be the result of each day's returns compounded over the period and should not be expected to equal two times (2x) the cumulative performance of the Underlying Security for the same period.
To pursue its 2x Daily Objective, the Fund will obtain its investment exposure only through total return swaps and other equity-linked instruments that reference sponsored depositary receipts representing the common stock of SK hynix Inc., including sponsored American Depositary Shares ("ADSs") and the sponsored American Depositary Receipts evidencing them. The Fund will not invest directly in the common stock of SK hynix Inc. and will not reference unsponsored depositary receipts. For purposes of the Fund's 2x Daily Objective, the referenced daily return is measured on a U.S. dollar-translated basis and therefore reflects both (i) movements in the Underlying Security's local-market price and (ii) changes in the U.S. dollar/foreign currency exchange rate. The Fund will generally rebalance its exposure each trading day in order to seek to maintain approximately two times (2x) the daily performance of the Underlying Security.
In connection with its derivative positions, the Fund will maintain cash and cash equivalents, such as U.S. Treasury bills and repurchase agreements, for collateral, liquidity, and portfolio management.
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in financial instruments (for example, swaps and futures) that, in the aggregate, provide leveraged exposure to the Underlying Security equal to approximately two times its daily performance.
Due to the Fund's investment strategy, the Fund's investment exposure is concentrated in the same industry as that assigned to SK hynix Inc. As of the date of this Prospectus, SK hynix Inc. is assigned to the semiconductor industry. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.
SK hynix Inc. (KRX: 000660) ("SK hynix")
is a South Korea-based semiconductor manufacturer engaged in the design, development, manufacture, and sale of memory semiconductor products. The company's principal products include dynamic random-access memory (DRAM) and NAND flash memory, which are used in personal computers, servers, mobile devices, consumer electronics, automotive applications, and data centers. SK hynix operates globally and is headquartered in Icheon, South Korea.
Information regarding SK hynix Inc. may be obtained from publicly available sources, including, but not limited to, the company's website (https://www.skhynix.com), filings with the Financial Supervisory Service of South Korea, press releases, investor presentations, and other publicly disseminated documents.
The common stock of SK hynix Inc. is listed and traded on the Korea Exchange ("KRX"). Sponsored American Depositary Shares representing the common stock of SK hynix Inc., which are included within the term Underlying Security, are expected to be listed and traded on a U.S. national securities exchange. Securities traded on foreign exchanges may be subject to different reporting standards, regulatory oversight, settlement practices, and investor protections than securities traded in the United States.
The Korea Exchange operates during trading hours that differ from U.S. market hours. As a result, the market price of the Underlying Security may change at times when U.S. markets are closed, and the Fund's shares are not trading. This may increase the risk that the Fund's shares trade at a premium or discount to the Fund's net asset value.
This Prospectus relates only to shares of the Fund offered hereby and does not relate to shares of SK hynix Inc. Information about SK hynix Inc. included in this Prospectus is based on the date of this Prospectus. SK hynix Inc. is not affiliated with the Fund, the Trust, or the Adviser and is not involved in this offering.
The Fund may enter into swap agreements with a limited number of counterparties. If the Underlying Security has a dramatic move in price that causes a material decline in the Fund's NAV over certain stated periods agreed to by the Fund and the counterparty, the terms of a swap agreement between a Fund and its counterparty may permit the counterparty to immediately close out all swap transactions with the Fund. There is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment object
ive.
For the avoidance of doubt, the Fund will only obtain its leveraged exposure to SK hynix Inc. through total return swaps and other equity-linked instruments that reference sponsored depositary receipts representing the common stock of SK hynix Inc., including sponsored American Depositary Shares ("ADSs") and the sponsored American Depositary Receipts evidencing them. The Fund will not reference unsponsored depositary receipts. As used in this Prospectus, the term "Underlying Security" includes the common stock of SK hynix Inc. and sponsored depositary receipts (including ADSs) representing that common stock.
The Adviser will monitor on an ongoing basis to verify that material information about SK hynix is available in English on its website, through an electronic information delivery system generally available to the public in SK hynix's primary trading market, or otherwise available on websites accessible to U.S. investors, including: (a) information that SK hynix has made public or been required to make public pursuant to the laws of the country of its incorporation, organization, or domicile; (b) information that SK hynix has filed or been required to file with the principal stock exchange in its primary trading market on which its securities are traded and that has been made public by that exchange; or (c) information that SK hynix has distributed or been required to distribute to its security holders.
The Fund expects to use one or more of the following entities as its swap counterparties: CF Secured LLC, Marex Securities Products Inc., and Clear Street LLC. Each is a registered security-based swap dealer with the Securities and Exchange Commission. CF Secured LLC is a subsidiary of Cantor Fitzgerald, L.P., a privately held limited partnership. Clear Street LLC is a subsidiary of Clear Street Group Inc., a privately held Delaware corporation. As privately held entities, Cantor Fitzgerald, L.P. and Clear Street Group Inc. do not file periodic reports with the SEC; however, CF Secured LLC and Clear Street LLC each file annual financial reports (Form X-17A-5) with the SEC as registered broker-dealers. Marex Securities Products Inc. is a subsidiary of Marex Group plc, whose ordinary shares are listed on the Nasdaq Stock Market under the symbol "MRX." Marex Group plc is subject to the informational requirements of the Securities Exchange Act of 1934 and files annual reports on Form 20-F and current reports on Form 6-K with the SEC. Reports and other information concerning Marex Group plc can be inspected at the SEC and at the Nasdaq Stock Market. Debts of Marex Securities Products Inc. as they may relate to the Fund are not guaranteed by Marex Group plc. Debts of CF Secured LLC and Clear Street LLC as they may relate to the Fund are not guaranteed by any publicly traded parent entity.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Leverage Risk.
The Fund uses leverage to target approximately 2x the Underlying Security's daily return. Losses are magnified relative to the Underlying Security. If the Underlying Security declines by around 50% during a trading day, the Fund could experience a near-total or total loss. The use of leverage increases volatility and the risk of rapid losses. Costs of obtaining and maintaining leverage, including financing charges embedded in derivatives, will reduce returns.
Compounding and Daily Rebalancing Risk.
The Fund seeks 2x the Underlying Security's return for a single day, measured from one NAV calculation to the next. Over periods longer than one day, the effects of daily compounding, the path of Underlying Security returns, and Underlying Security volatility will likely cause the Fund's performance to differ, sometimes significantly, from 2x the Underlying Security return for the same period. During volatile or frequently reversing markets, returns may be lower than 2x the Underlying Security return for the period, and you could lose money even if the Underlying Security is flat or rises over the holding period.
The chart below provides examples of how Underlying Security volatility could affect the Fund's performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) the Underlying Security's dividends. The chart below illustrates the impact of two principal factors, Underlying Security volatility and performance, on Fund performance. The chart shows estimated Fund returns for a number of combinations of Underlying Security volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Underlying Security volatility, compounding will cause results for periods longer than a trading day to vary from the performance of the Underlying Security.
As shown in the chart below, the Fund would be expected to lose 6.0% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security return is flat. For instance, if the Underlying Security annualized volatility is 100%, the Fund would be expected to lose 63.3% of its value, even if the cumulative Underlying Security return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The Fund's actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in "Compounding and Daily Rebalancing Risk" above.
One Year Performance of the Underlying Security	200% of One Year Performance	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95%	-190%	-99.8%	-99.8%	-99.8%	-99.9%	-99.9%	-100.0%	-100.0%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.5%	-99.6%	-99.8%	-99.9%
-80%	-160%	-96.1%	-96.3%	-96.9%	-97.8%	-98.6%	-99.2%	-99.6%
-70%	-140%	-91.1%	-91.6%	-93.0%	-94.9%	-96.8%	-98.2%	-99.1%
-60%	-120%	-84.2%	-85.0%	-87.6%	-91.0%	-94.2%	-96.8%	-98.4%
-50%	-100%	-75.3%	-76.6%	-80.6%	-85.9%	-90.9%	-94.9%	-97.5%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.6%	-86.9%	-92.6%	-96.4%
-30%	-60%	-51.4%	-54.0%	-61.9%	-72.1%	-82.1%	-90.0%	-95.1%
-20%	-40%	-36.7%	-39.8%	-50.1%	-63.7%	-76.7%	-86.8%	-93.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.5%	-83.4%	-91.8%
0%	0%	-1.0%	-6.0%	-22.1%	-43.3%	-63.3%	-79.2%	-89.6%
10%	20%	19.8%	13.7%	-5.5%	-31.1%	-55.4%	-74.9%	-87.7%
20%	40%	42.6%	35.3%	12.1%	-18.1%	-47.3%	-70.5%	-85.3%
30%	60%	67.2%	58.8%	31.4%	-3.9%	-38.4%	-65.2%	-82.4%
40%	80%	93.9%	84.0%	52.7%	12.5%	-28.4%	-59.6%	-80.0%
50%	100%	122.6%	111.2%	75.5%	28.4%	-17.6%	-53.1%	-76.5%
60%	120%	153.4%	140.4%	99.7%	46.5%	-6.8%	-46.3%	-73.0%
70%	140%	185.9%	171.4%	125.3%	65.4%	6.5%	-38.9%	-69.3%
80%	160%	220.4%	204.2%	152.5%	85.2%	20.1%	-32.4%	-66.5%
90%	180%	256.7%	239.1%	181.3%	105.4%	32.8%	-25.0%	-61.9%
95%	190%	276.5%	257.2%	196.1%	116.7%	39.9%	-20.3%	-59.1%
Correlation Risk.
The Fund seeks approximately 2x the daily performance of the Underlying Security but may not achieve perfect leveraged correlation. Fees and expenses, transaction and financing costs, the use of derivatives, market disruptions, corporate actions, sampling, and limitations on rebalancing can all cause performance to deviate from the 2x Daily Objective.
Derivatives Risk.
To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.
Counterparty Risk.
The Fund expects to use swap agreements and other over-the-counter instruments with financial institutions. The Fund could lose money if a counterparty fails to perform its obligations. In stressed markets, a counterparty may have contractual rights to terminate or substantially amend transactions, which could impair the Fund's ability to maintain targeted exposure.
Financing, Margin, and Interest Rate Risk.
The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require the Fund to hold significant amounts of cash and short term instruments. Changes in interest rates, margin requirements, or financing terms may increase the cost of maintaining leveraged positions or reduce the availability of leverage. Rising interest rates may increase the Fund's financing costs, reduce returns on cash and short term instruments, and adversely affect equity market valuations.
Foreign Securities Risk.
The Underlying Security is issued by a non-U.S. company and is traded on a foreign securities exchange. Foreign securities involve risks not typically associated with U.S. securities. These may include differences in accounting, auditing, financial reporting, disclosure standards, and regulatory oversight; less liquid and more volatile markets; and political, economic, or social instability. Foreign markets may impose trading restrictions, capital controls, or other limitations that could affect the Fund's ability to obtain exposure or close positions. Legal remedies available to investors may be more limited in foreign jurisdictions, and enforcement of judgments may be difficult. Settlement, custody, and clearance practices may differ from those in U.S. markets and may be less developed, which could increase operational or counterparty risks. Government authorities may intervene in financial markets through regulation, trading suspensions, market closures, or other actions that could adversely affect the value or liquidity of the Underlying Security.
Foreign Issuer Governance and Shareholder Rights Risk.
Corporate governance standards, shareholder protections, disclosure requirements, and regulatory oversight applicable to foreign issuers may differ from those in the United States. Foreign issuers may have controlling shareholders, concentrated ownership structures, or different fiduciary standards that could affect minority shareholders. Legal remedies available to investors may be more limited, and it may be difficult to obtain or enforce judgments against foreign issuers. These factors could adversely affect the value of the Underlying Security and, because the Fund provides leveraged exposure, may result in amplified declines in the Fund's net asset value and market price.
South Korea Market Risk.
The Underlying Security is listed on the Korea Exchange ("KRX"). The South Korean securities market may be significantly more volatile and less liquid than U.S. markets and may be affected by changes in government policy, geopolitical tensions on the Korean peninsula, trade disputes, currency fluctuations, regional economic conditions, and global market developments. South Korea's economy is highly dependent on exports and international trade, which may make it particularly sensitive to changes in global demand, supply chain disruptions, and foreign economic conditions. Market structure, trading hours, settlement practices, and regulatory oversight in South Korea differ from those in the United States and may affect the Fund's ability to obtain exposure, maintain, or rebalance exposure efficiently or at expected prices. In addition, government authorities may intervene in financial markets through regulatory actions, trading restrictions, or market closures, which could adversely affect liquidity, valuation, or the value of the Underlying Security.
Indirect Investment Risk.
The Fund gains exposure to an unaffiliated Underlying Security that is not involved in this offering. The Fund has no control over the Underlying Security and relies on publicly available information. Fund shareholders have no voting or distribution rights with respect to the Underlying Security, and actions taken by the Underlying Security could negatively affect the Fund's performance.
Single-Stock Risk.
The Fund's exposure is concentrated in the securities of a single issuer. As a result, the Fund is particularly sensitive to factors that affect the Underlying Security, including company-specific risks, earnings announcements, product developments, competitive dynamics, management decisions, regulatory actions, supply-chain disruptions, geopolitical events, and market sentiment. The Fund may be more volatile than funds that track a diversified index or basket of securities.
Underlying Security Liquidity Risk.
The liquidity of the Underlying Security may be limited, particularly during periods of market stress, reduced trading activity, or heightened volatility. If trading volume declines or market participants withdraw, it may be more difficult for the Fund to obtain or adjust exposure at desired prices. Limited liquidity may increase price volatility of the Underlying Security and may cause the Fund's net asset value and market price to fluctuate more significantly. Because the Fund seeks leveraged daily investment results, reduced liquidity in the Underlying Security may result in amplified losses and increased volatility.
Trading Halt Risk.
Trading in the Underlying Security or a Fund's shares may be halted due to market conditions, exchange rules, regulatory actions, or extraordinary volatility. Because each Fund seeks daily leveraged exposure, trading halts may impair the Fund's ability to rebalance its portfolio or maintain target exposure. In such circumstances, the Fund may be unable to achieve its investment objective and its shares may trade at a premium or discount to net asset value.
Gap Risk.
Because the Underlying Security trades on a foreign exchange during hours when the Fund's shares do not trade, significant price changes may occur between market sessions. Such overnight, weekend, or holiday price movements may cause the Fund to experience substantial gains or losses at the next market open. Due to the Fund's daily leveraged investment objective, these movements may result in amplified volatility and losses in the Fund's NAV and market price.
Global Equity Market Risk.
The Fund is exposed to global equity market risk through its exposure to the Underlying Security. Equity securities may decline in value due to issuer-specific factors or broad market and economic conditions. Global equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, earnings trends, political events, trade disputes, pandemics, natural disasters, and other factors. Because the Fund provides leveraged exposure, declines in global equity markets may result in proportionally larger declines in the Fund's net asset value.
Currency Risk.
Because the Underlying Security is denominated in a foreign currency, the Fund is indirectly exposed to currency risk. Changes in currency exchange rates may reduce returns or increase losses. Even if the Underlying Security gains value in their local currencies, the Fund's return may be reduced if the U.S. dollar strengthens relative to those currencies. The Fund does not expect to systematically hedge foreign currency exposure.
Memory Semiconductor Pricing Risk.
The issuer derives a substantial portion of its revenue and profits from memory semiconductor products. Prices for memory products are highly cyclical and may fluctuate significantly due to changes in supply and demand, inventory levels, technological transitions, and macroeconomic conditions. Periods of declining memory prices may materially and adversely affect revenues, margins, and earnings of the issuer of the Underlying Security. Because the Fund seeks leveraged exposure, such declines may result in proportionally larger losses in the Fund.
Semiconductor Industry Cyclicality Risk.
The semiconductor industry is highly cyclical and characterized by rapid technological change, short product life cycles, significant capital investment requirements, and frequent supply-demand imbalances. Periods of excess capacity, inventory corrections, pricing pressure, or reduced demand from end markets such as data centers, personal computers, mobile devices, and consumer electronics may cause significant fluctuations in the price of the Underlying Security.
Technology and Competition Risk.
The issuer operates in a highly competitive industry subject to rapid technological change and innovation. The issuer's success depends on its ability to develop advanced semiconductor technologies, maintain cost competitiveness, and respond to evolving industry standards. Failure to keep pace with technological developments or competitors may result in loss of market share, reduced profitability, and declines in the value of the Underlying Security.
Capital Intensity Risk.
The issuer of the Underlying Security operates in a highly capital-intensive industry and has significant future capital expenditure commitments. Semiconductor manufacturing requires substantial ongoing investment in fabrication facilities, equipment, and process technology. Large capital requirements may reduce financial flexibility and increase sensitivity to downturns in industry demand, pricing cycles, or financing conditions.
Information & Corporate Action Risk.
Information regarding the Underlying Security may be less timely, less complete, or subject to different accounting and reporting standards than information for U.S. issuers. Corporate actions, including dividends, stock splits, mergers, regulatory interventions, or trading suspensions, may occur with limited advance notice and may affect the Fund's ability to maintain its targeted exposure.
Trading Hours Risk.
The Underlying Security trades during hours when U.S. markets are closed. As a result, the Fund's NAV may be based on prices that are stale or reflect information that differs from the information available during U.S. trading hours. This may increase the likelihood that the Fund's shares trade at a premium or discount to NAV.
Non-Diversified Fund Risk.
As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of, or obtain exposure through, a smaller number of issuers and/or counterparties than a diversified fund. As a result, a decline in the financial condition of any such issuer or counterparty, or other adverse development affecting them, may have a disproportionately negative impact on the Fund's performance.
ETF Trading, Premium/Discount and Authorized Participant Concentration Risk.
Shares of the Fund trade on an exchange at market prices, which may differ from the Fund's net asset value ("NAV"). Shares may trade at a premium or discount to NAV, and the market for the Fund's Shares may become less liquid in stressed market conditions. The Fund relies on a limited number of financial institutions to act as market makers and Authorized Participants ("APs") to create and redeem Shares. If market makers or APs reduce or cease their activities, bid-ask spreads and premiums or discounts may increase, and secondary-market liquidity may deteriorate.
Cash Transactions, Tax Efficiency, Brokerage Commissions and Bid-Ask Spread Risk.
To the extent the Fund effects creations or redemptions in cash rather than in-kind, the Fund may need to purchase or sell portfolio securities and derivatives in connection with those transactions. This may cause the Fund to incur additional transaction costs, realize taxable gains, and reduce the Fund's tax efficiency relative to ETFs that rely more heavily on in-kind transfers. In addition, investors buying or selling Fund Shares in the secondary market will typically pay brokerage commissions and will bear costs associated with the bid-ask spread between the price at which a dealer is willing to buy Fund Shares and the price at which the dealer is willing to sell Fund Shares. These trading costs can be significant for some investors, particularly for investors who trade frequently or in smaller amounts.
New Fund Risk.
The Fund is newly organized and has limited or no operating history. It may take time to attract assets and build secondary-market liquidity.
New Adviser Risk.
The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Absence of Active Market Risk.
Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Depositary Receipts Risk.
The Fund will only obtain exposure to SK hynix Inc. through instruments that reference sponsored depositary receipts, including American Depositary Shares ("ADSs") and the American Depositary Receipts evidencing them, representing the common stock of SK hynix Inc. Depositary receipts are subject to many of the risks of the underlying common stock, plus additional risks.
Foreign Issuer Information Risk.
SK hynix is a foreign issuer whose securities are not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and SK hynix is not subject to the periodic reporting requirements of the Exchange Act. The Fund and the Adviser rely on information that SK hynix publishes or is required to make publicly available in its home jurisdiction, and on the exemption from registration under Section 12(g) of the Exchange Act provided by Rule 12g3-2(b) thereunder. To the extent the Adviser determines that material information about SK hynix is not available in English and generally made available to the public in the manner described above in the "Principal Investment Strategies" section, investors in the Fund may not be able to gather information on which to make investment decisions. In such circumstances, the Adviser will advise the Fund's Board of Trustees of the circumstances, and the Board may make a determination to cease operations of the Fund. In such circumstances, the Fund may close out or liquidate its positions and distribute cash to shareholders, or the Board may take such other actions as it deems most appropriate for, and in the best interest of, shareholders under the circumstances.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to the Underlying Security and an appropriate broad-based global equity securities market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable global equity market relevant to the Fund's investment exposure.
Past performance (before and after taxes) is not a guarantee of future results.
Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.